UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 26, 2018
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Forest City Realty Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation or organization)	1-37671 (Commission File Number)	47-4113168 (I.R.S. Employer Identification No.)

Key Tower, 127 Public Square Suite 3100, Cleveland, Ohio		44114
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders

On June 26, 2018, the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) was held. At the Annual Meeting, 242,900,364 shares of Class A Common Stock, par value $0.01 per share (“Common Stock”), representing the same number of votes entitled to be cast at the Annual Meeting, were represented in person or by proxy. These shares represented a quorum.

The matters presented to stockholders for vote at the Annual Meeting and the voting tabulation for each such matter were as follows:

(1)The election of twelve directors by holders of Common Stock, each to hold office until the next annual stockholders meeting and until a successor is duly elected and qualified.

	For	Withheld	Broker Non-Votes
Nominees
Kenneth J. Bacon	233,117,537	1,740,460	8,042,367
Z. Jamie Behar	234,379,690	478,307	8,042,367
Michelle Felman	234,518,827	339,170	8,042,367
Jerome J. Lande	233,915,528	942,469	8,042,367
David J. LaRue	234,235,182	622,815	8,042,367
Adam S. Metz	234,519,905	338,092	8,042,367
Gavin T. Molinelli	233,633,953	1,224,044	8,042,367
Marran H. Ogilvie	227,259,024	7,598,973	8,042,367
Mark S. Ordan	210,439,335	24,418,662	8,042,367
James A. Ratner	173,146,114	61,711,883	8,042,367
William R. Roberts	234,520,722	337,275	8,042,367
Robert A. Schriesheim	233,026,530	1,831,467	8,042,367

(2)The approval (on an advisory, non-binding basis) of the compensation of the Company's Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
230,217,037	4,499,470	141,490	8,042,367

(3)Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company for the year ending December 31, 2018.

For	Against	Abstain
241,525,299	1,353,962	21,103

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY REALTY TRUST, INC.

Date:	June 27, 2018	By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer